UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2011

THE MADISON SQUARE GARDEN COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-34434	No. 27-0624498
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Penn Plaza, New York, NY		10121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 465-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 30, 2011, The Madison Square Garden Company (the “Company”) held its annual meeting of stockholders. In accordance with the Company’s Amended and Restated Certificate of Incorporation, the Class A stockholders have one vote per share and the Class B stockholders have ten votes per share. The proposals are described in detail in the Company’s proxy statement for the 2011 Annual Meeting of Stockholders filed with the U.S. Securities and Exchange Commission on October 13, 2011. The final results for the votes regarding each proposal are set forth below.

1.	The Company’s Class A stockholders elected the three directors listed below to the Board of Directors. The votes regarding this proposal were as follows:

	For	Withheld	Broker Non-Votes
Richard D. Parsons	51,024,279	3,198,966	3,850,468
Alan D. Schwartz	48,147,396	6,075,849	3,850,468
Vincent Tese	47,651,419	6,571,826	3,850,468

The Company’s Class B stockholders elected the nine directors listed below to the Board of Directors. The votes regarding this proposal were as follows:

	For	Withheld
James L. Dolan	135,885,550	0
Charles F. Dolan	135,885,550	0
Charles P. Dolan	135,885,550	0
Kristin A. Dolan	135,885,550	0
Thomas C. Dolan	135,885,550	0
Brian G. Sweeney	135,885,550	0
Deborah A. Dolan-Sweeney	135,885,550	0
Marianne Dolan Weber	135,885,550	0
Wilt Hildenbrand	135,885,550	0

2.	The Company’s Class A stockholders and Class B stockholders, voting together as a single class, ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2012 fiscal year. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
193,124,180	301,205	533,878	0

3.	The Company’s Class A stockholders and Class B stockholders, voting together as a single class, approved The Madison Square Garden Company 2010 Employee Stock Plan. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
186,997,513	2,507,479	603,803	3,850,468

4.	The Company’s Class A stockholders and Class B stockholders, voting together as a single class, approved The Madison Square Garden Company 2010 Cash Incentive Plan. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
188,943,667	569,729	595,399	3,850,468

5.	The Company’s Class A stockholders and Class B stockholders, voting together as a single class, approved The Madison Square Garden Company 2010 Non-Employee Director Plan. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
188,686,909	823,448	598,438	3,850,468

6.	The Company’s Class A stockholders and Class B stockholders, voting together as a single class, approved in an advisory (non-binding) vote the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
184,141,540	889,275	5,077,980	3,850,468

7.	The Company’s Class A stockholders and Class B stockholders, voting together as a single class, voted on an advisory (non-binding) basis, on the frequency of stockholder votes on executive compensation. The votes regarding this proposal were as follows:

3 Years	2 Years	1 Year	Abstain	Broker Non-Votes
149,514,751	36,607	35,487,217	5,070,220	3,850,468

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MADISON SQUARE GARDEN COMPANY (Registrant)

By:	/s/ Lawrence J. Burian
	Name:	Lawrence J. Burian
	Title:	Executive Vice President, General Counsel and Secretary

Dated: December 2, 2011

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